Corporate Presentation March 2026 Exhibit 99.2

This presentation contains forward-looking statements. These statements may be identified by the use of words such as, but not limited to, “anticipate,” “believe,” “become,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or other similar terms or expressions that concern our expectations, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions. Forward-looking statements include, without limitation, statements regarding: preclinical development, clinical development, and anticipated commercialization of Viridian’s product candidates veligrotug, elegrobart, VRDN-006, and VRDN-008, including Viridian's view that the THRIVE and THRIVE-2 data provides support for ongoing elegrobart development; anticipated start dates of studies; anticipated data results and timing of their disclosure, including the anticipated elegrobart topline data from the REVEAL-2 trial and VRDN-008 healthy volunteer clinical data; Viridian’s expectations regarding the anticipated timing or likelihood of regulatory submissions and approvals, including the anticipated approval of the BLA for veligrotug, BLA submission for elegrobart, MAA submission for veligrotug, and IND submission for an anti-TSHR product candidate; the impact of Priority Review, including the potential commercial launch of veligrotug in mid-2026, if approved; clinical trial designs, including the REVEAL-1 and REVEAL-2 global phase 3 clinical trials for elegrobart; the potential utility, efficacy, potency, safety, clinical benefits, clinical response, convenience and number of indications of veligrotug, elegrobart, VRDN-006, VRDN-008 and Viridian’s anti-TSHR product candidate; the potential benefits of elegrobart; Viridian’s view of the strength of the THRIVE durability data and veligrotug’s robust clinical profile; Viridian’s expectations regarding the potential commercialization of veligrotug and elegrobart, if approved, including plans to launch elegrobart with a low-volume autoinjector; Viridian’s ability to receive milestone payments pursuant to the 2025 royalty agreement with DRI; the potential for veligrotug and elegrobart to transform the treatment for thyroid eye disease (TED); the potential for veligrotug to be the IV treatment-of-choice for active and chronic TED; potential market sizes and market opportunities for Viridian’s product candidates, including Viridian’s belief that veligrotug is well-positioned to become a leading product in the TED market and its FcRn portfolio has the potential to capture significant market share in autoimmune indications; Viridian’s product candidates potentially being best-in-class; Viridian’s anticipated pipeline expansion; Viridian’s ability to expand to autoimmune disease beyond TED; and Viridian’s expectations regarding its ability to fund its current business through profitability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: potential utility, efficacy, potency, safety, clinical benefits, clinical response, and convenience of Viridian’s product candidates; that results or data from completed or ongoing clinical trials may not be representative of the results of ongoing or future clinical trials; that preliminary data may not be representative of final data; the timing, progress, and plans for our ongoing or future research, preclinical and clinical development programs; changes to trial protocols for ongoing or new clinical trials; expectations and changes regarding the timing for regulatory filings; regulatory interactions; expectations and changes regarding the timing for enrollment and data; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in our clinical programs, including as a result of a prolonged government shutdown; the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates; manufacturing risks; competition from other therapies or products; estimates of market size; other matters that could affect the sufficiency of existing cash, cash equivalents, and short-term investments to fund operations; our future operating results and financial performance; Viridian’s intellectual property position; the timing of preclinical and clinical trial activities and reporting results from the same; and those risks described from time to time under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including those described in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, and supplemented from time to time by our Current Reports on Form 8-K. The forward-looking statements in this presentation represent our views as of the date of this presentation. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Trademarks used herein are the property of their respective owners. Cautionary note regarding forward-looking statements

Viridian aspires to be a leading autoimmune company… … starting with Best in TED In thyroid eye disease (TED), we aim to bring new treatment options to patients that address unmet needs and expand the number of treated patients

Continue to Advance and Expand Pipeline * Planned; ** If approved. Ele = Elegrobart, FcRn = neonatal Fc receptor, IGF-1R = insulin-like growth factor-1 receptor, IND = investigational new drug application, POC = proof of concept, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor, Veli = Veligrotug. Viridian is building towards a leadership position in TED, enabling our expansion to other autoimmune diseases 2 Yrs 5 Yrs Commercial Company Revenue Funded Growth 2026 TSHR POC* FcRn POC* New Pipeline INDs and POCs* Ele Topline* FcRn Expansion* TSHR IND* Ele Launch** Veli Launch** IGF-1R TED Autoimmune Thyroid

# Viridian is building a portfolio to address patient needs in TED with veligrotug, elegrobart, and targeted pipeline expansion

## Current TED Market

**Primed for new entrants and growth**

**~$2B[1]** *Annualized TED market*

- **Low penetration** with currently approved product
- **No subcutaneous option** available commercially
- Recent WW approvals is **expanding the global market**
- **New-start market** dynamic
- **Limited competitive development landscape** with high bar set by IGF-1R inhibitors

## Veligrotug

**Compelling profile with potential to be IV treatment of choice**

- **PDUFA target: June 30, 2026**
- **Robust and consistent clinical responses** in active and chronic TED[6,7]
- **Rapid onset** of treatment effect[6,7]
- **First statistically significant demonstration of diplopia resolution** and response in a global chronic TED phase 3 study[7]
- Generally **well-tolerated**[6,7]
- **12-week treatment course**

## Elegrobart

**Potential to be first subcutaneous autoinjector in TED**

- **Transformative convenience** of at-home autoinjector every 4 or 8 weeks[8]
- Potential to greatly **expand TED market,** if approved
- **REVEAL-1 achieved its primary endpoint** with high statistical significance[9]
- **REVEAL-2 topline data** in chronic TED in Q2 2026
- Generally **well-tolerated**[9]
- **Only remaining autoinjector SC** product in phase 3 development for TED

## TSHR Inhibitor & Pipeline

**Innovate for the future of TED**

- TSHR product candidate designed to be **best-in-class**: **half-life extension** to support **extended** dosing intervals in an autoinjector
- Potential in **TED and Graves**
- **Anticipated IND Q4 2026**
- **Evaluating novel treatments** for the future of TED

Source: [1]Annualized TEPEZZA sales based on Amgen Q4 2025 Earnings, [2] Amgen Press Release "TEPEZZA® (TEPROTUMUMAB) RECEIVES APPROVAL IN JAPAN FOR THE TREATMENT OF ACTIVE THYROID EYE DISEASE," [3] Amgen Press Release "AMGEN TO SUBMIT TEPROTUMUMAB MARKETING AUTHORIZATION APPLICATION TO THE EUROPEAN MEDICINES AGENCY," [4] Amgen Press Release "AMGEN REPORTS SECOND QUARTER 2025 FINANCIAL RESULTS," [5] Amgen Press Release "Amgen's TEPEZZA®▼ (teprotumumab) granted marketing authorisation as the first targeted treatment specifically for adults with moderate-to-severe Thyroid Eye Disease (TED) in the United Kingdom," [6] Viridian THRIVE data on file, [7] Viridian THRIVE-2 data on file, [8] Planned product profile, including planned clinical dosing regimen, [9] Viridian REVEAL-1 data on file. BLA = Biologics License Application, IGF-1R = insulin-like growth factor-1 receptor, IND = investigational new drug, IV = intravenous, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor, SC = subcutaneous, WW = worldwide.

5

VIRIDIAN

# Viridian has a proven track record of execution

1200 — **>1200 TED patients** enrolled in Viridian clinical trials since January 2024

1 — **BLA submitted** during the US government shutdown

2 — Granted 2 veligrotug regulatory designations in 2025: **Priority Review, Breakthrough Therapy**

8 — **8 phase 3 TED clinical trials conducted** across veligrotug and elegrobart

2 — **Advanced FcRn portfolio: 2 INDs submitted** in two years

$900 — Secured access to up to **~$900M** in capital in 2025, supporting funding of current business plans through profitability

BLA = biologics license application, FcRn = neonatal Fc receptor, IND = investigational new drug application, TED = thyroid eye disease.

6

VIRIDIAN

# Strong and expanded TED portfolio and continued progress across FcRn inhibitors

| Portfolio | Program | DISCOVERY | PRECLINICAL | PHASE 1 | PHASE 2 | PHASE 3 | Anticipated Milestones |
|---|---|---|---|---|---|---|---|
| Thyroid Eye Disease Portfolio | **Veligrotug**<br>Anti-IGF-1R; Intravenous | | | | | | *PDUFA target date June 30, 2026* |
| | **Elegrobart**<br>Anti-IGF-1R; Subcutaneous | | | | | | *REVEAL-2 topline data Q2 2026*<br>*BLA submission Q1 2027* |
| | **Anti-TSHR**<br>Subcutaneous | | | ***Potential in TED and Graves*** | | | *IND Q4 2026* |
| FcRn-Targeting Autoimmune Portfolio | **VRDN-006**<br>FcRn-targeting Fc fragment | | | | | | *Communicate dev plan in 2026* |
| | **VRDN-008**<br>Bispecific, extended half-life FcRn inhibitor | | | | | | *HV data 2H 2026* |

BLA = Biologics License Application, Fc = fragment crystallizable, FcRn = neonatal Fc receptor, HV = healthy volunteer, IGF-1R = insulin-like growth factor-1 receptor, IgG = immunoglobulin G, IND = Investigational New Drug, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease, TSHR = thyroid-stimulating hormone receptor, YE = year-end

7

VIRIDIAN

# Veligrotug PDUFA target date of June 30th and multiple additional anticipated value-creating catalysts portfolio-wide in 2026

| | 2026 | 2027 |
|---|---|---|
| **Veligrotug** Intravenous | MAA Submission Jan 2026 ✓; PDUFA target date June 30, 2026 | |
| **Elegrobart** Subcutaneous | REVEAL-1 Topline Q1 2026 ✓; REVEAL-2 Topline Q2 2026 | BLA Submission Q1 2027 |
| **Anti-TSHR** Subcutaneous | IND Q4 2026 | |
| **FcRn inhibitor portfolio** Subcutaneous | VRDN-008 HV Data: 2H 2026 | |

**Strong balance sheet:** $875M cash as of Dec 31, 2025; cash, anticipated near-term DRI milestone ($75M on veli U.S. approval), and future revenues, if both veligrotug and elegrobart are approved, are expected to fund Viridian's current business plans through profitability

BLA = Biologics License Application, FcRn = neonatal Fc receptor, HV = healthy volunteers, IND = investigational new drug application, IV = intravenous, MAA = Marketing Authorisation Application, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease, TSHR = thyroid-stimulating hormone receptor.

8

VIRIDIAN

Veligrotug Intravenous anti–IGF-1R

# TED is an autoimmune condition characterized by inflammation, growth, and damage to tissues around and behind the eyes

Autoantibodies trigger **IGF-1R/TSHR** pathway[1]

Heterogeneous **autoimmune disease** with clinical signs and symptoms that can vary or modulate following onset, in some cases for **the rest of a patient's life**[2,3]

Main signs include **proptosis** (eye bulging), redness, swelling, **diplopia** (double vision), and lid retraction[2,3]

Severe cases can cause **sight-threatening optic nerve compression**[4]

An estimated **190K people in the US** alone have moderate to severe TED[5]

**Normal Eye Anatomy** | **Thyroid Eye Disease (TED)**



Bulging Eyes
Optic Nerve
Enlargement of extraocular muscles

**People living with TED experience proptosis, redness, swelling, diplopia, and lid retraction**



Sources: [1] George A et al. *Front Endocrinol (Lausanne)*. 2021;11:629925., [2] Smith TJ et al. *NEJM*. 2016;375(16):1552–1565., [3] Bahn RS. *NEJM*. 2010; 362(8): 726–738., [4] Bartley GB et al. Am J Ophthalmol 1996;121(3):284–290., [5] Viridian-sponsored market research, includes active and chronic TED.
TED patient images are from Bahn RS. *NEJM*. 2010; 362(8): 726–738. Copyright © (2010) Massachusetts Medical Society. Reprinted with permission from Massachusetts Medical Society.
IGF-1R = insulin-like growth factor-1 receptor, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor.

10

VIRIDIAN

# Veligrotug granted Priority Review by the US FDA, with PDUFA target date of June 30, 2026

| Topline results reported September 2024<br>**Met all primary & secondary endpoints** | Topline results reported December 2024<br>**Met all primary & secondary endpoints** |
|---|---|

## THRIVE

### ACTIVE TED

**Key Inclusion Criteria**

- Proptosis of ≥3 mm
- CAS ≥3
- Onset of TED symptoms within 15 months

**Trial Design**

- N = 90 (actual enrollment: 113 patients)
- 15-week primary endpoint, 52-week total follow-up
- Double-masked, randomized, placebo-controlled

## THRIVE-2

### CHRONIC TED

**Key Inclusion Criteria**

- Proptosis of ≥3 mm
- Any CAS (0-7)
- Onset of TED symptoms >15 months

**Trial Design**

- N = approx. 159 (actual enrollment: 188 patients)
- 15-week primary endpoint, 52-week total follow-up
- Double-masked, randomized, placebo-controlled

**Veligrotug met the primary and all secondary endpoints with statistical significance in two phase 3 trials, THRIVE and THRIVE-2**

Source: Viridian THRIVE and THRIVE-2 data on file.
CAS = clinical activity score, FDA = Food and Drug Administration, mm = millimeter, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease.

11

VIRIDIAN

Achieved the primary and all secondary endpoints with high level of statistical significance (p < 0.0001) Source: Viridian THRIVE week 15 topline data on file (interim topline database lock) & week 52 data on file (final database lock). AE = adverse event, IGF-1R = insulin-like growth factor-1 receptor, SAE = serious adverse event, TED = thyroid eye disease. THRIVE: Veligrotug showed robust and consistent clinical activity in active TED patients Rapid onset of treatment effect in as few as 3 weeks Generally well-tolerated, with no treatment-related SAEs and low (5.5%) placebo-adjusted rate of hearing impairment AEs at week 15; consistent safety profile through week 52 Demonstrated strong durability of proptosis response: 70% of topline proptosis responders maintained response at week 52 (Active TED) Detailed data can be found in appendix starting on slide 30

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). AE = adverse event, IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, TED = thyroid eye disease. THRIVE-2: Demonstrated robust and consistent clinical activity in the largest and broadest TED phase 3 study completed to date Achieved the primary and all secondary endpoints with statistical significance in largest IV IGF-1R antibody study in TED to date Rapid onset of treatment effect, with statistically significant proptosis response in as few as 3 weeks First pivotal phase 3 study to demonstrate statistically significant diplopia response & resolution in chronic TED Generally well-tolerated, with low (9.6%) placebo-adjusted rate of hearing impairment AEs (Chronic TED) Detailed data can be found in appendix starting on slide 40

# Veligrotug's robust clinical profile expected to drive rapid commercial adoption in TED, if approved

## Large & Growing Market

~$2B single-product market in U.S.[1]

- Tepro launch as first entrant: $166M net sales in first full quarter of launch (2Q 2020), and $820M in launch year[2]
- Over 25k patients treated to date among estimated US prevalence of ~190K moderate to severe TED[3,4,5]

New-start market dynamic enables potential rapid uptake for new entrant

Strong patient demand for new options

- >1200 TED patients enrolled in Viridian clinical trials since January 2024[6]

## Focused Footprint

Narrow and well-defined call point supports small, efficient sales force

- Estimated ~2,000 core prescribers in the U.S.[7]
- Tepro launched with field force of <100 sales reps[8]

Established market price and reimbursement pathway

- Current WAC price for tepro: ~$525K per complete treatment course in the U.S.[9]

Established strong & deep KOL relationships

- Investigators have experience with veligrotug, one of the largest TED clinical program to date

**Veligrotug is well-positioned to become the leading product in the new-start TED market**

Sources: [1] Annualized teprotumumab sales based on Amgen Q4 2025 earnings, [2] Horizon 2Q 2020 and full-year 2020 earnings, [3] TEPEZZA® (teprotumumab-trbw) Patient Website, [4] Viridian-sponsored market research, includes active and chronic TED, [5] Amgen Q4 2025 earnings, [6] Viridian data on file, [7] Viridian internal claims analysis on file, [8] FiercePharma, "Horizon bulks up sales force ahead of $750M inflammatory eye drug launch," published: June 25, 2019, [9] Internal estimate, based on 80 kg patient.
KOL = key opinion leader, TED = thyroid eye disease, Tepro = teprotumumab, WAC = wholesale acquisition cost.

14

VIRIDIAN

# Approaching full launch-readiness in preparation for June 30 PDUFA target action date under Priority Review

## Veligrotug is well positioned to become the IV treatment-of-choice for TED patients[1,2]

**Diplopia Resolution & Response:** Significant impact on diplopia in chronic TED

**Rapid Onset:** Significant proptosis response demonstrated in as few as 3 weeks

**Generally Well Tolerated:** Low rate of hearing impairment AEs

**Reduced Treatment Burden:** ~70% shorter infusion time and shorter course of therapy[3]

***Veligrotug received Breakthrough Therapy Designation (BTD) and Priority Review from FDA***

## Launch preparations well underway with experienced team in place

**Medical Affairs**

*Full team engaging in scientific exchange*

**Field Sales**

*Wave one hires in market engaging with HCPs*



**Patient Services**

*Actively engaging offices and infusion centers in introductory conversations*

**Market Access**

*Payer engagements ongoing with positive feedback on veli value*

***Viridian go-to-market approach is grounded in comprehensive understand of the TED market***

Veligrotug and elegrobart are investigational products that have not been approved by any regulatory authority; the safety and efficacy have not been established.

Sources: [1] Viridian THRIVE data on file, [2] Viridian THRIVE-2 data on file, [3] Compared with current available anti-IGF-1R treatment option.
AE = adverse event, BLA = Biologic License Application, FDA = U.S. Food and Drug Administration, HCP = Health Care Professional, IV = intravenous, TED = thyroid eye disease.

VIRIDIAN

15

Elegrobart (VRDN-003) Subcutaneous half-life extended anti–IGF-1R

# Elegrobart has the potential to be the first subcutaneous autoinjector in TED

## Teprotumumab IV [1]

**8 INFUSIONS**

*administered every 3 weeks*



*60–90 min infusions*

*=*

*~**8–12 hours** in an infusion chair*

## Elegrobart Autoinjector [2]

*Phase 3 pivotal program is evaluating two dosing regimens:*

**3 SC Doses**

*Self-administered every 8 weeks*

*1 loading dose + 2 Q8W*

**6 SC Doses**

*Self-administered every 4 weeks*

*1 loading dose + 5 Q4W*

## Elegrobart Benefits[2]

**Half-life-extended,** designed for infrequent administration every 4 weeks or every 8 weeks

**Self-administered autoinjector** with ~10 second dosing time

Potential to **transform patient convenience** with easy, at-home administration

**Potential to significantly reduce treatment burden for TED patients**

Source: [1] Teprotumumab Prescribing Information, [2] Planned product profile, including planned clinical dosing regimen.
IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, Q4W = every 4 weeks, Q8W = every 8 weeks, SC = subcutaneous.

17

VIRIDIAN

# REVEAL-1 and REVEAL-2 in active and chronic TED, respectively, form the foundation of elegrobart pivotal program

## REVEAL-1

### ACTIVE TED

**Key Inclusion Criteria**

- Proptosis of ≥3 mm
- CAS ≥3
- Onset of TED symptoms within 15 months

**Trial Design**

- N = 117 (actual enrollment: 132 patients)
- 24-week primary endpoint, 52-week total follow-up
- Double-masked, parallel-group, placebo-controlled

## REVEAL-2

### CHRONIC TED

**Key Inclusion Criteria**

- Proptosis of ≥3 mm
- Any CAS (0–7)
- Onset of TED symptoms >15 months

**Trial Design**

- N = 195 (actual enrollment: 204 patients)
- 24-week primary endpoint, 52-week total follow-up
- Double-masked, parallel-group, placebo-controlled

*Patients without response at 24 weeks may receive open-label elegrobart*

**Reported REVEAL-1 topline results in March, with REVEAL-2 expected in Q2 2026**

18

CAS = clinical activity score, mm = millimeter, TED = thyroid eye disease.

VIRIDIAN

# REVEAL-1 in active TED patients met primary endpoint and elegrobart was generally well tolerated

REVEAL-1

(Active TED)

- Achieved **the primary endpoint** with high statistical significance **(p < 0.0001);** 54% of Q4W patients achieved a proptosis response versus 18% placebo at week 24
- Achieved **clinically meaningful outcomes** on multiple **secondary endpoints: 63% PRR in the Q8W arm** versus 18% placebo, **51% diplopia complete resolution** in the Q4W arm versus 16% placebo, all at week 24
- **Rapid onset** of treatment effect in as few as 4 weeks
- **Generally well tolerated** in both dose groups, with **low rate of hearing impairment AEs** through week 24
- Elegrobart has the potential to be the **first subcutaneous autoinjector in TED** that allows patients to self-administer at home, with potentially **as few as 3 doses**

19

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock).
AE = adverse event, IGF-1R = insulin-like growth factor-1 receptor, PRR = proptosis responder rate, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease.

VIRIDIAN

# REVEAL-1 is a phase 3 randomized, controlled, double-masked trial of elegrobart in active TED

**Key Inclusion Criteria**

- CAS ≥3
- Onset of TED symptoms within 15 months
- Proptosis of ≥3 mm

**Treatment Phase**

*(20 weeks treatment with primary endpoint at 24 weeks)*

**Treatment Arms**
*(1:1:1)*

Elegrobart Q4W[1]

Elegrobart Q8W[1, 2]

Placebo



D1[1]
W4
W8
W12
W16
W20
Key:
Elegrobart 300 mg
Placebo

*W24*

**Primary Endpoint Analysis**

**Primary efficacy endpoint:** Proptosis responder rate (PRR) in Q4W arm

**Key secondary endpoints:**

- Proptosis mean change from baseline
- Clinical Activity Score (CAS) reduction to 0 or 1
- Diplopia responder rate
- Diplopia complete resolution
- Q8W endpoints

*Follow-up through W52*

*Additional efficacy & safety follow-up at:*

- *Week 36*
- *Week 52*

[1] 600 mg loading dose given as two 300 mg injections; [2] Placebo injections administered at alternating study visits to maintain study masking across arms.
D = day, mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease, W = week.

VIRIDIAN

20

# REVEAL-1 is the largest pivotal clinical trial conducted in active TED to date


Randomized Patients
(n = 132)
Elegrobart Q4W
(n = 44)
Elegrobart Q8W
(n = 44)
Placebo
(n = 44)
Discontinued
• 1 TEAE (Gr1 amylase / lipase elevation)
• 2 withdrawal of consent
• 2 lost to follow-up
• 2 failure to follow protocol
• 2 participant decision
Discontinued
• 2 withdrawal of consent
• 1 lost to follow-up
Discontinued
• 1 TEAE (Gr3 swollen tongue, Gr2 chest pain & Gr2 IRR)
Completed Randomized Treatment
(n = 35)
Completed Randomized Treatment
(n = 41)
Completed Randomized Treatment
(n = 43)

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock).
Q4W = every 4 weeks, Q8W = every 8 weeks. Gr = grade, TEAE = treatment-emergent adverse event, IRR = infusion related reaction.

21

VIRIDIAN

7.8 Elegrobart Q4W (n = 44) Elegrobart Q8W (n = 44) Placebo (n = 44) Participant Demographics Age in years, mean (SD) 52.6 (12.1) 48.1 (12.4) 48.5 (12.9) Female sex, n (%) 35 (80%) 34 (77%) 35 (80%) White race, n (%) 36 (82%) 36 (82%) 35 (80%) Disease Characteristics Months since TED onset, mean (SD) 6.6 (4.4) 7.7 (4.3) 8.3 (5.2) Baseline proptosis by exophthalmometry (mm), mean (SD) 22.3 (2.6) 22.7 (3.3) 21.8 (2.5) Baseline CAS, mean (SD) 4.3 (1.0) 4.2 (1.0) 4.0 (0.9) Participants with diplopia, n (%) 28 (64%) 27 (61%) 31 (70%) Diplopia (Gorman Score), mean (SD)1 1.8 (0.8) 1.8 (0.8) 1.8 (0.7) Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 Of patients with diplopia at baseline. CAS = clinical activity score, mm = millimeter, SD = standard deviation, TED = thyroid eye disease. REVEAL-1 baseline characteristics were well-balanced between arms

# REVEAL-1 achieved high statistical significance on primary endpoint at 24 weeks

| | | Endpoint | Elegrobart (*n* = 44 per arm) | Placebo (*n* = 44) | p-value |
|---|---|---|---|---|---|
| Primary Endpoint | Q4W | **FDA:** Proptosis responder rate (exophthalmometry)[1] | 54% | 18% | $p < 0.0001$* |
| | | **EMA:** Overall responder rate (ORR)[2] | 51% | 16% | $p = 0.0001$* |
| Key Secondary Endpoints | Q4W | Proptosis mean change from baseline (exophthalmometry) | -2.33 mm | -0.81 mm | $p < 0.0001$* |
| | | Clinical activity score (CAS) reduction to 0 or 1 | 57% | 50% | $p = 0.24$ |
| | | Diplopia responder rate[3] | 71% | 32% | $p = 0.0009$ |
| | | Diplopia complete resolution[4] | 51% | 16% | $p = 0.0013$ |
| | Q8W | Proptosis responder rate (exophthalmometry)[1] | 63% | 18% | $p < 0.0001$ |
| | | **EMA**: Overall responder rate (ORR)[2] | 58% | 16% | $p < 0.0001$ |
| | | Proptosis mean change from baseline (exophthalmometry) | -2.50 mm | -0.81 mm | $p < 0.0001$ |
| | | Clinical activity score (CAS) reduction to 0 or 1 | 69% | 50% | $p = 0.03$ |
| | | Diplopia responder rate[3] | 54% | 32% | $p = 0.05$ |
| | | Diplopia complete resolution[4] | 28% | 16% | $p = 0.14$ |
| Other Secondary Endpoints | Q4W | Proptosis responder rate[1] (MRI) | 50% | 2% | $p < 0.0001$ |
| | | Proptosis mean change from baseline (MRI) | -2.04 mm | -0.22 mm | $p < 0.0001$ |
| | Q8W | Proptosis responder rate[1] (MRI) | 36% | 2% | $p < 0.0001$ |
| | | Proptosis mean change from baseline (MRI) | -1.99 mm | -0.22 mm | $p < 0.0001$ |

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock).
* Statistically significant. Key secondary endpoints below Q4W "CAS Reduction to 0 or 1" in the prespecified testing hierarchy and other secondary endpoints are nominally significant if below the statistically significant threshold of 0.025.
[1] Participants with ≥2 mm reduction in proptosis from baseline in study eye, without deterioration in fellow eye (≥2 mm increase), [2] Participants with both proptosis and CAS response; CAS response defined as ≥2-point reduction in CAS from baseline in study eye, without deterioration in fellow eye (≥2-point increase), [3] Participants with reduction of ≥1 on Gorman Score at week 24, among patients with diplopia at baseline, [4] Participants with baseline diplopia (Gorman Score >0) and a score of 0 at week 24. CAS = clinical activity score, mm = millimeter, MRI = magnetic resonance imaging, Q4W = every 4 weeks, Q8W = every 8 weeks.

23

VIRIDIAN

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). Primary endpoint was statistically significant. PRR at time points prior to week 24 were prespecified exploratory endpoints. Results at all time points and across both treatment arms prior to week 24 were nominally significant (p < 0.025). PRR = proptosis responder rate, Q4W = every 4 weeks, Q8W = every 8 weeks. Rapid onset of treatment effect: proptosis response in patients receiving elegrobart was observed as early as week 4, after just one dose Significant proptosis responder rate as early as 4 weeks after just one dose and across all time points in both arms Primary endpoint: p < 0.0001 Proptosis Responder Rate – Q4W Proptosis Responder Rate – Q8W Analysis Visits Proptosis Responder Rate (%) 8% 30% Week 4 10% 37% Week 8 14% 45% Week 12 10% 43% Week 16 21% 54% Week 24 Elegrobart Q4W Week 20 62% 18% Analysis Visits Proptosis Responder Rate (%) 10% 43% 10% 63% 63% Elegrobart Q8W 18% Week 4 Week 8 Week 12 Week 16 Week 24 Week 20 62% 57% 31% 8% 14% 21%

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). The key secondary endpoint of mean change from baseline at week 24 for Q4W arm was statistically significant. Proptosis mean change from baseline at time points prior to week 24 were prespecified exploratory endpoints. Results at all time points and across both treatment arms prior to week 24 were nominally significant (p < 0.025). mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks. Significant proptosis mean change from baseline at all time points across both treatment arms, including at week 4 Key secondary endpoint: p < 0.0001 Mean Change from Baseline – Q4W Mean Change from Baseline – Q8W Analysis Visits Proptosis Mean Reduction (mm) Elegrobart Q4W Analysis Visits Proptosis Mean Reduction (mm) Elegrobart Q8W

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). PRR and proptosis mean change from baseline at all time points prior to week 24 were prespecified exploratory endpoints. Results at all time points and across both treatment arms were nominally significant (p < 0.025). MRI assessment was only conducted at baseline, week 12, and week 24. mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks. Proptosis Responder Rate (MRI) Proptosis Mean Change from Baseline (MRI) Proptosis endpoints as measured by MRI were consistent with exophthalmometer, and significant at all time points Proptosis Mean Reduction (mm) Proptosis Responder Rate (%) Analysis Visits Elegrobart Q4W Analysis Visits Elegrobart Q8W Elegrobart Q4W Elegrobart Q8W

# Diplopia responder rate and complete resolution for patients receiving elegrobart Q4W improved throughout treatment period



Diplopia Responder Rate – Q4W
Diplopia Responder Rate (%)
100
80
60
40
20
0
43%
50%
58%
50%
74%
71%
13%
26%
35%
29%
29%
32%
Baseline
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Analysis Visits
Placebo
Elegrobart Q4W



Diplopia Complete Resolution – Q4W
Diplopia Resolution Rate (%)
100
80
60
40
20
0
26%
33%
35%
33%
54%
52%
7%
13%
19%
20%
16%
16%
Baseline
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Analysis Visits
Placebo
Elegrobart Q4W

*Note: diplopia time course data not shown for Q8W treatment arm given week 24 endpoints did not meet nominal significance threshold*

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock).
Diplopia responder rate and diplopia complete resolution at time points prior to week 24 were prespecified exploratory endpoints.
Q4W = every 4 weeks, Q8W = every 8 weeks.

VIRIDIAN

27

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). 1 2 participants with 3 Gr3 SAEs: dehydration due to norovirus (unrelated), headache with left-ear tinnitus (related); 2 2 participants with 4 Gr3 SAEs: three abscesses (unrelated), pulmonary embolism (unrelated); 3 Related TEAE discontinuation in placebo arm was due to Gr3 swollen tongue, Gr2 chest pain, & Gr2 IRR; 4 Unrelated TEAE discontinuation in Q4W arm was due to Gr1 amylase increase & Gr1 lipase increase. AE = adverse event, MedDRA= medical dictionary for regulatory activities, SAE = serious adverse event, TEAE = treatment-emergent adverse event, Gr = grade, IRR = infusion related reaction. Elegrobart Q4W N=44 n (%) Elegrobart Q8W N=44 n (%) Placebo N=44 n (%) Participants with any treatment-emergent adverse event (TEAE) 40 (91%) 31 (70%) 24 (55%) Participants with any serious AE (SAE) 2 (5%)1 2 (5%)2 0 Participants with any treatment-related TEAE 32 (73%) 22 (50%) 12 (27%) Participants with any treatment-related SAE 1 (2%)1 0 0 Vast majority of TEAEs in both treatment arms were mild Only 2 treatment discontinuations due to TEAEs 1 in placebo arm (related TEAE)3 1 in elegrobart Q4W arm (unrelated TEAE)4 Elegrobart was generally well tolerated through week 24

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). 1 Includes multiple terms aggregated using standard sets of MedDRA terms; 2 All ISRs were Grade 1 except for one Grade 2 in Q8W arm (erythema), and majority of ISRs were erythema; 3 All hearing impairment events in the treatment arms were tinnitus with no reductions in hearing. There was one hypoacusis event in placebo arm; 4 Reported as percentage of menstruating women. AE = adverse event, MedDRA = medical dictionary for regulatory activities. AEs occurring at ≥10% frequency in any arm Elegrobart Q4W N=44 n (%) Elegrobart Q8W N=44 n (%) Placebo N=44 n (%) Muscle spasms 18 (41%) 16 (36%) 3 (7%) Injection site reactions (ISR)1,2 15 (34%) 9 (21%) 7 (16%) Headache 7 (16%) 3 (7%) 3 (7%) Ear discomfort 7 (16%) 3 (7%) 1 (2%) Alopecia 7 (16%) 3 (7%) 1 (2%) Diarrhea 6 (14%) 4 (9%) 2 (5%) Hearing impairment1,3 6 (14%) 2 (5%) 1 (2%) Hyperglycemia1 5 (11%) 5 (11%) 1 (2%) Injection related reactions (IRR)1 5 (11%) 2 (5%) 2 (5%) Menstrual disorders1,4 5 / 17 (29%) 6 / 23 (26%) 1 / 20 (5%) AE categories for elegrobart in REVEAL-1 were consistent with those generally expected from the anti-IGF-1R class

# REVEAL-1 in active TED patients met primary endpoint and elegrobart was generally well tolerated

REVEAL-1

(Active TED)

- Achieved **the primary endpoint** with high statistical significance **($p < 0.0001$);** 54% of Q4W patients achieved a proptosis response versus 18% placebo at week 24
- Achieved **clinically meaningful outcomes** on multiple **secondary endpoints: 63% PRR in the Q8W arm** versus 18% placebo, **51% diplopia complete resolution** in the Q4W arm versus 16% placebo, all at week 24
- **Rapid onset** of treatment effect in as few as 4 weeks
- **Generally well tolerated** in both dose groups, with **low rate of hearing impairment AEs** through week 24
- Elegrobart has the potential to be the **first subcutaneous autoinjector in TED** that allows patients to self-administer at home, with potentially **as few as 3 doses**

30

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock).
AE = adverse event, IGF-1R = insulin-like growth factor-1 receptor, PRR = proptosis responder rate, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease.

VIRIDIAN

REVEAL-2 in chronic TED, the second pivotal phase 3 study for elegrobart, is on track for topline data readout in Q2 2026 CAS = clinical activity score, mm = millimeter, TED = thyroid eye disease. CHRONIC TED Patients without response at 24 weeks may receive open-label elegrobart Trial Design N = 195 (actual enrollment: 204 patients) 24-week primary endpoint, 52-week total follow-up Double-masked, parallel-group, placebo-controlled Key Inclusion Criteria Proptosis of ≥3 mm Any CAS (0–7) Onset of TED symptoms >15 months

# Viridian has the potential to provide multiple differentiated treatment solutions for TED patients in one portfolio

| ***TED Past*** | ***TED Present*** | ***TED Future: Next-Gen Anti-IGF-1R*** | |
|---|---|---|---|
| **Steroids/ Surgery** | **Teprotumumab**[1] | **Veligrotug**[2] | **Elegrobart**[2] |
| | First approved **targeted therapy** for TED | Potential to become the **IV treatment of choice** in TED | Potential to be the **first subcutaneous autoinjector** in TED |
| | *Partial antagonist* | ***Full antagonist*** | ***Full antagonist*** |
| | *8 IV infusions, administered every 3 weeks* | ***5 IV infusions,*** *administered every 3 weeks* | ***Half-life-extended*** |
| | *60-90 min dosing* | ***30-45 min dosing*** | ***Self-admin autoinjector every 4 or 8 weeks*** |
| | | | ***~10 sec dosing*** |

Veligrotug and elegrobart are investigational products that have not been approved by any regulatory authority. The safety and efficacy have not been established.

[1] Teprotumumab Prescribing Information, [2] Planned product profile, including planned clinical dosing regimen. Veligrotug and elegrobart are investigational products that have not been approved by any regulatory authority. The safety and efficacy have not been established. IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, TED = thyroid eye disease.

VIRIDIAN

32

FcRn Inhibitor Portfolio

# Pathogenic autoantibodies drive disease pathophysiology in a number of autoimmune diseases

**Pathogenic autoantibodies** cause inflammation and damage to healthy tissues and cells, driving the **pathology of autoimmune diseases**[1]

Serum **levels of pathogenic autoantibodies are maintained**, in part, by **FcRn-mediated recycling**[1]

**FcRn inhibition** reduces pathogenic autoantibody levels[1], with **demonstrated efficacy and safety** in patients with gMG, CIDP, and ITP[2]

### FcRn-Mediated Recycling of IgGs, Including Pathogenic Autoantibodies[1]



1
2
3
4

1. IgGs, including pathogenic autoantibodies, enter the cell
2. IgGs and pathogenic autoantibodies bind to FcRns
3. Unbound antibodies are degraded by the lysosome
4. FcRn-bound IgGs, including pathogenic autoantibodies, are recycled

Source: [1] Pyzik M et al. *Nat Rev Immunol*. 2023;23:415–432,
[2] Vyvgart Prescribing Information.
CIDP = chronic inflammatory demyelinating polyneuropathy, FcRn = neonatal Fc receptor, gMG = generalized myasthenia gravis, IgG = immunoglobulin G, ITP = primary immune thrombocytopenia.



IgG
Degraded antibody
FcRn
Endosome
Lysosome

VIRIDIAN

34

# Viridian's portfolio of FcRn inhibitors aims to reduce circulating levels of pathogenic autoantibodies by blocking FcRn

## Inhibition of FcRn Reduces IgGs, Including Pathogenic Autoantibodies[1]



1
2
3
4

1. FcRn inhibitor and IgGs, including pathogenic autoantibodies, enter the cell
2. FcRn inhibitor blocks IgGs from binding to FcRn
3. Unbound IgGs, including pathogenic autoantibodies, are degraded by the lysosome, reducing serum levels
4. The bound FcRn inhibitor and IgG are recycled and released

## VRDN-006

*Fc fragment that blocks IgG from binding to FcRn*



Fc fragment

## VRDN-008

*Binds to albumin and FcRn for a more sustained reduction of pathogenic autoantibodies*



Fc fragment
Albumin binding domain



FcRn Inhibitor
IgG
Degraded antibody
FcRn
Endosome
Lysosome

Source: [1] Pyzik M et al. *Nat Rev Immunol.* 2023;23:415–432.
Fc = fragment crystallizable, FcRn = neonatal Fc receptor, IgG = immunoglobulin G.

VIRIDIAN

35

# FcRn inhibitors are a large market opportunity; market size of MG and CIDP alone are projected to be over $11B by 2030


Projected WW MG and CIDP FcRn Market[1]
$11.1B
$4.6B
$2.5B
2024
2025
2030


...with Potential in Additional Autoimmune Indications
Myositis
Graves' Disease
Lupus Nephritis
Sjogren's Syndrome

Source: [1]2024 revenues calculated from argenx (Vyvgart + Vyvgart Hytrulo), Zai Labs (Vyvgart), and UCB (Rystiggo) annual reported earnings; 2025 revenues calculated from preliminary argenx revenue disclosed in the January 12, 2026 press release (Vyvgart and Vyvgart Hytrulo), 2025 Zai Labs Vyvgart revenue estimate based on Q3 2025 and Nine Months (through September 2025) revenue numbers in 10-Q filing, and UCB consensus estimates for Rystiggo as of February 25, 2026; 2030 estimates based on Evaluate Pharma data for Vyvgart, Vyvgart Hytrulo, Rystiggo, Imaavy, batoclimab, and IMVT-1402, accessed February 2026.
CIDP = chronic inflammatory demyelinating polyneuropathy, FcRn = neonatal Fc receptor, MG = myasthenia gravis, WW = worldwide.

36

VIRIDIAN

Fc = fragment crystallizable, FcRn = neonatal Fc receptor, FIH = first in human, IgG = immunoglobulin G, IND = Investigational New Drug, LDL = low-density lipoprotein, NHP = non-human primate, YE = year-end. Viridian’s FcRn portfolio has the potential to capture significant market share in autoimmune indications VRDN-006 VRDN-008 v v IgG Suppression IgG reduction data consistent with the FcRn inhibitor class Deeper and more sustained reduction of IgG vs. efgartigimod in NHPs Dosing Targeting patient self-administration in a convenient subcutaneous injection Targeting a less frequent, self-administered, subcutaneous injection Safety Spared albumin and LDL in healthy volunteers, generally well-tolerated Expect to maintain the Fc fragment safety profile Half-life Extended Bispecific FcRn Inhibitor Highly Selective Fc Fragment and FcRn Inhibitor

Appendix 1) THRIVE in Active TED Pivotal Data 2) THRIVE-2 in Chronic TED Pivotal Data 3) FcRn Non-Human Primate Data

THRIVE in Active TED Global phase 3 clinical trial pivotal data

# THRIVE is a phase 3 randomized, controlled, double-masked trial of veligrotug in active TED

## Key Inclusion Criteria

- CAS ≥3
- Onset of TED symptoms within 15 months
- Proptosis of ≥3 mm

## Treatment Arms
*(2:1 randomization)*

## Treatment Phase
*(12-week treatment period with primary endpoint at 15 weeks)*

| Treatment Arms | D1 | W3 | W6 | W9 | W12 |
| --- | --- | --- | --- | --- | --- |
| Veligrotug *n = 75* | Veligrotug | Veligrotug | Veligrotug | Veligrotug | Veligrotug |
| Placebo *n = 38* | Placebo | Placebo | Placebo | Placebo | Placebo |

Key: Veligrotug *10 mg/kg*; *Placebo*

### W15 – Primary Endpoint Analysis

**Primary efficacy endpoint:**
Proptosis responder rate

**Key secondary endpoints:**
- Proptosis mean change from baseline
- Diplopia (double vision)
- Clinical Activity Score (CAS)

### *Through W52*

*Additional efficacy & safety follow-up at:*
- *Week 24*
- *Week 36*
- *Week 52*

***Final THRIVE readout at Week 52***

VIRIDIAN

D = day, mm = millimeter, TED = thyroid eye disease, W = week.

40

7.8 Veligrotug (n = 75) Placebo (n = 38) Participant Demographics Age in years, mean (SD) 48.9 (12.4) 49.1 (12.5) Female sex, n (%) 56 (75%) 31 (82%) White race, n (%) 51 (68%) 19 (50%) Disease Characteristics Months since TED onset, mean (SD) 7.9 (3.7) 7.2 (3.8) Baseline proptosis by exophthalmometry (mm), mean (SD) 23.2 (3.1) 23.2 (3.3) Baseline CAS, mean (SD) 4.5 (1.0) 4.8 (1.1) Participants with diplopia, n (%) 50 (67%) 26 (68%) Diplopia (Gorman Score), mean (SD)1 2.0 (0.8) 2.0 (0.7) Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 Of patients with diplopia at baseline. CAS = clinical activity score, mm = millimeter, SD = standard deviation, TED = thyroid eye disease. THRIVE baseline characteristics were well-balanced between active and placebo arms

# THRIVE achieved high level of statistical significance across all primary and secondary endpoints at 15 weeks

| | | Veligrotug (*n*=75) | Placebo (*n*=38) | p-value |
|---|---|---|---|---|
| **Proptosis** | **Primary Endpoint:** Proptosis responder rate (exophthalmometry)[1] | 70% | 5% | $p < 0.0001$ |
| | Proptosis mean change from baseline (exophthalmometry) | -2.89 mm | -0.48 mm | $p < 0.0001$ |
| **Diplopia** | Diplopia complete resolution[2] | 54% | 12% | $p < 0.0001$ |
| | Diplopia responder rate[3] | 63% | 20% | $p < 0.0001$ |
| **CAS** | Clinical activity score (CAS) 0 or 1 | 64% | 18% | $p < 0.0001$ |
| | CAS mean change from baseline | -3.4 | -1.7 | $p < 0.0001$ |
| **Overall Response** | Overall responder rate (ORR)[4] | 67% | 5% | $p < 0.0001$ |

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock).
[1] Percentage of participants with ≥2 mm reduction in proptosis from baseline in the study eye, without deterioration in the fellow eye (≥2 mm increase), [2] Percentage of participants with baseline diplopia (Gorman Score >0) and a score of 0 at Week 15, [3] Percentage of participants achieving a reduction of at least 1 on the Gorman subjective diplopia scale at week 15, among patients with diplopia at baseline, [4] Percentage of participants with ≥2 mm reduction in proptosis AND ≥2-point reduction in CAS from baseline in the study eye, without corresponding deterioration [≥2 mm/point increase] in proptosis or CAS in the fellow eye. CAS = clinical activity score.

42

VIRIDIAN

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). Results at time points before week 15 are from post-hoc analyses and are for descriptive purposes only. mm = millimeter, PBO = placebo. Primary endpoint of proptosis responder rate met at 15 weeks: 70% for patients receiving veligrotug compared with 5% on PBO 53% of patients receiving veligrotug achieved a proptosis response at 3 weeks, after just 1 infusion of veligrotug Proptosis Responder Rate Proptosis Mean Change from Baseline Proptosis Responder Rate (%) Proptosis Mean Reduction (mm) 53% 64% 64% 72% 70% Analysis Visits Veligrotug Analysis Visits Veligrotug

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). Results at time points before week 15 are from post-hoc analyses and are for descriptive purposes only. CAS = clinical activity score. Majority of patients receiving veligrotug had complete resolution of diplopia and minimal disease activity (CAS) at week 15 Diplopia Complete Resolution CAS Score 0 or 1 Analysis Visits Diplopia Resolution Rate (%) Veligrotug 26% 32% 54% Diplopia Responder Rate at Week 15 63% 20% Diplopia Responder Rate at Week 15 7% 25% 46% 24% 20% 64% 18% 64% Analysis Visits CAS 0 or 1 Rate (%) Veligrotug

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). CT = computed tomography, IGF-1R = insulin-like growth factor-1 receptor, mm = millimeter, MRI = magnetic resonance imaging. THRIVE demonstrated consistency between Hertel and MRI / CT and validates both as reliable tools for measurements of proptosis Veligrotug (n=75) Placebo  (n=38) Proptosis responder rate at week 15 70% 5% Proptosis mean change from baseline at week 15 -2.89 mm -0.48 mm  Veligrotug (n=75) Placebo  (n=38) Proptosis responder rate at week 15 69% 9% Proptosis mean change from baseline at week 15 -2.91 mm -0.58 mm  Hertel Exophthalmometry MRI / CT

# Veligrotug was generally well-tolerated at week 15, with no treatment-related SAEs, and 96% of veligrotug-treated patients completed all doses

| | Veligrotug N=75 *n* (%) | Placebo N=38 *n* (%) |
|---|---|---|
| Participants with any treatment-emergent adverse event (TEAE) | 66 (88%) | 24 (63%) |
| Participants with any serious AE (SAE) | 4 (5%)[1] | 0 |
| Participants with any **treatment-related** TEAE | 53 (71%) | 9 (24%) |
| Participants with any **treatment-related** SAE | 0 | 0 |

- **Vast majority of TEAEs in both arms were mild**
- **Low treatment discontinuation rate**
  - 4% in veligrotug arm
- **No treatment-related SAEs**

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock).
[1] 6 unrelated SAEs in 4 participants: cellulitis, appendicitis, dyspnoea, hyperthyroidism, aortic dissection (planned surgery for known Type B aortic dissection), depression (diagnosed prior to 1st dose); Includes multiple terms aggregated using standard sets of MedDRA terms.
AE = adverse event, MedDRA= medical dictionary for regulatory activities, SAE = serious adverse event, TEAE = treatment-emergent adverse event.

46

VIRIDIAN

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). 1 Includes multiple terms aggregated using standard sets of MedDRA terms, 2 Reported as percentage of menstruating women. AE = adverse event, MedDRA = medical dictionary for regulatory activities. Veligrotug was generally well-tolerated at week 15, with a 5.5% placebo-adjusted rate of hearing impairment AEs AEs occurring at ≥10% frequency in either arm Veligrotug N=75 n (%) Placebo N=38 n (%) Muscle spasms 32 (43%) 2 (5%) Headache 16 (21%) 5 (13%) Infusion related reaction (IRR) 13 (17%) 1 (3%) Hearing impairment1 12 (16%) 4 (11%) Hyperglycemia1 11 (15%) 2 (5%) Fatigue1 10 (13%) 6 (16%) Nausea 10 (13%) 3 (8%) Ear discomfort 9 (12%) 1 (3%) Diarrhea 8 (11%) 1 (3%) Alopecia 6 (8%) 4 (11%) Menstrual disorders1,2 8 / 34 (24%) 1 / 12 (8%)

Source: Viridian THRIVE week 52 data on file (final database lock). 1 Responders at week 15 who still had at least a 2-millimeter (mm) reduction in proptosis compared to baseline at week 52, without worsening in the fellow eye (≥2 mm increase), as measured by exophthalmometry. Definition of durability is the same as that used for teprotumumab durability as reported in its U.S. Prescribing Information. No changes to veligrotug’s safety profile during the follow-up period Vast majority of adverse events reported at topline resolved by Week 52 70% of proptosis responders in THRIVE maintained response at Week 52 in long-term follow up Proptosis Durability 70% (21/30 participants) of Week 15 proptosis responders maintained a proptosis response at Week 521 Safety Resolution

THRIVE-2 in Chronic TED Global phase 3 clinical trial pivotal data

# THRIVE-2 is a phase 3 randomized, controlled, double-masked trial of veligrotug in chronic TED

**Treatment Phase**
*(12-week treatment period with primary endpoint at 15 weeks)*

**Treatment Arms**
*(2:1 randomization)*

*D1* | *W3* | *W6* | *W9* | *W12* | *W15* | *Through W52*

**Key Inclusion Criteria**
- Any CAS (0–7)
- Onset of TED symptoms >15 months
- Proptosis of ≥3 mm

**Veligrotug**
*n = 125*

**Placebo**
*n = 63*

**Primary Endpoint Analysis**

**Primary efficacy endpoint:**
Proptosis responder rate

**Key secondary endpoints:**
- Proptosis mean change from baseline
- Diplopia (double vision)
- Clinical Activity Score (CAS)

*Additional efficacy & safety follow-up at:*
- *Week 24*
- *Week 36*
- *Week 52*

***Final THRIVE-2 readout at Week 52***

*Key:* *Veligrotug 10 mg/kg* *Placebo*

50

D = day, mm = millimeter, TED = thyroid eye disease, W = week.

VIRIDIAN

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 Of participants with diplopia at baseline. CAS = clinical activity score, mm = millimeter, SD = standard deviation, TED = thyroid eye disease. THRIVE-2 baseline characteristics were well-balanced between active and placebo arms Veligrotug (n = 125) Placebo (n = 63) Participant Demographics Age in years, mean (SD) 50.5 (13.5) 50.7 (12.0) Female sex, n (%) 95 (76%) 46 (73%) White race, n (%) 94 (75%) 48 (76%) Disease Characteristics Months since TED onset, mean (SD) 69.8 (78.9) 81.7 (83.7) Baseline proptosis by exophthalmometry (mm), mean (SD) 24.3 (3.3) 23.8 (3.3) Baseline CAS, mean (SD) 2.7 (1.9) 2.5 (1.8) Baseline CAS 0 or 1, n (%) 44 (35%) 22 (35%) Baseline CAS ≥ 3, n (%) 71 (57%) 33 (52%) Participants with diplopia, n (%) 65 (52%) 37 (59%) Diplopia (Gorman Score), mean (SD)1 2.0 (0.8) 2.1 (0.9)

# THRIVE-2 met all primary and secondary endpoints at 15 weeks

| | | Veligrotug (*n*=125) | Placebo (*n*=63) | p-value |
|---|---|---|---|---|
| **Proptosis** | **Primary Endpoint:** Proptosis responder rate (exophthalmometry)[1] | 56% | 8% | $p < 0.0001$ |
| | Proptosis mean change from baseline (exophthalmometry) | -2.34 mm | -0.46 mm | $p < 0.0001$ |
| **Diplopia** | Diplopia responder rate[2] | 56% | 25% | $p = 0.0006$ |
| | Diplopia complete resolution[3] | 32% | 14% | $p = 0.0152$ |
| **Overall Response** | Overall responder rate (ORR)[4] | 56% | 7% | $p < 0.0001$ |
| **CAS[5]** *(prespecified exploratory endpoints)* | Clinical activity score (CAS) reduction to 0 or 1[5] | 54% | 24% | $p = 0.0060$ |
| | CAS mean change from baseline[5] | -2.9 | -1.3 | $p < 0.0001$ |

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). [1] Percentage of participants with ≥2 mm reduction in proptosis from baseline in the study eye, without deterioration in the fellow eye (≥2 mm increase), [2] Percentage of participants achieving a reduction of at least 1 on the Gorman subjective diplopia scale, among patients with diplopia at baseline (n=102 participants), [3] Percentage of participants with baseline diplopia (Gorman Score >0; n=102 participants) and a score of 0 at the analysis timepoint, [4] Percentage of participants with ≥2 mm reduction in proptosis AND no worsening in CAS from baseline in the study eye, without corresponding deterioration (≥2 mm/point increase) in proptosis or CAS in the fellow eye, [5] Of participants with CAS ≥3 at baseline (n=104 participants); CAS subpopulation analyses were prespecified, exploratory endpoints and statistical p values are for descriptive purposes only. CAS = clinical activity score.

VIRIDIAN

52

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). Results at time points before week 15 are from prespecified, exploratory endpoint analyses. Statistically significant proptosis responder rate at all time points, including at 3 weeks, after just one infusion of veligrotug Rapid and statistically significant proptosis responder rate at 3 weeks, after just 1 infusion of veligrotug Proptosis Responder Rate Proptosis Mean Change from Baseline Proptosis Responder Rate (%) Proptosis Mean Reduction (mm) Analysis Visits Veligrotug Analysis Visits Veligrotug 10% 25% 13% 40% 11% 50% 13% 54% 8% 56%

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). Results at time points before week 15 are from prespecified, exploratory endpoint analyses. TED = thyroid eye disease. THRIVE-2 is the first phase 3 study in patients with chronic TED to demonstrate statistically significant diplopia response & resolution Diplopia Responder Rate Diplopia Complete Resolution Diplopia Responder Rate (%) Analysis Visits Veligrotug Diplopia Resolution Rate (%) Analysis Visits Veligrotug 22% 29% 14% 47% 24% 52% 19% 55% 25% 56% 14% 18% 5% 31% 11% 36% 11% 33% 14% 32%

# THRIVE-2 demonstrated consistency between Hertel exophthalmometry and MRI / CT as measurements of proptosis

**Hertel exophthalmometry**

| | Veligrotug (*n*=125) | Placebo (*n*=63) |
|---|---|---|
| Proptosis responder rate at week 15 | 56% | 8% |
| Proptosis mean change from baseline at week 15 | -2.34 mm | -0.46 mm |

**MRI / CT**

| | Veligrotug (*n*=125) | Placebo (*n*=63) |
|---|---|---|
| Proptosis responder rate at week 15 | 48% | 3% |
| Proptosis mean change from baseline at week 15 | -2.07 mm | -0.36 mm |

**THRIVE-2 demonstrated both exophthalmometry and MRI / CT are reliable tools for measurement of proptosis, building on data from THRIVE**

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock).
Study eye is defined as eye with greater proptosis at baseline, as measured by corresponding measurement modality (i.e., Hertel study eye for Hertel endpoints, and MRI / CT study eye for MRI / CT endpoints).
CT = computed tomography, mm = millimeter, MRI = magnetic resonance imaging.

55

VIRIDIAN

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). 1 3 SAEs in 3 participants: Grade 3 vertigo (related), Grade 2 arthralgia (unrelated), Grade 2 metabolic encephalopathy (unrelated); 2 2 SAEs in 2 participants: Grade 3 urticaria (related), Grade 3 fatigue (unrelated). AE = adverse event, SAE = serious adverse event, TEAE = treatment-emergent adverse event. Veligrotug was generally well-tolerated, and 94% of veligrotug-treated patients completed their treatment course Veligrotug N=125 n (%) Placebo N=63 n (%) Participants with any treatment-emergent adverse event (TEAE) 106 (85%) 43 (68%) Participants with any serious AE (SAE) 3 (2%)1 2 (3%)2 Participants with any treatment-related TEAE 79 (63%) 14 (22%) Participants with any treatment-related SAE 1 (1%)1 1 (2%)2 Vast majority of TEAEs in both arms were mild Low treatment discontinuation rate 6% in veligrotug arm

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). 1 Terms aggregated utilizing methodology used by FDA for approved products for treatment of thyroid eye disease, 2 Reported as percentage of menstruating women. AE = adverse event. Veligrotug was generally well-tolerated, with a 9.6% placebo-adjusted rate of hearing impairment AEs AEs occurring at ≥10% frequency in either arm Veligrotug N=125 n (%) Placebo N=63 n (%) Muscle spasms 45 (36%) 4 (6%) Headache 18 (14%) 8 (13%) Hearing impairment1 16 (13%) 2 (3%) Fatigue1 15 (12%) 5 (8%) Diarrhea 14 (11%) 6 (10%) Hyperglycaemia1 13 (10%) 3 (5%) Menstrual Disorders1,2 16 / 48 (33%) 2 / 20 (10%)

FcRn Non-Human Primate Data

# VRDN-006 *in vitro*, multi-dose NHP PK and IgG reduction data compared to efgartigimod


pH-Dependent Binding
Mean Flourescence Intensity
VRDN-006
Efgartigimod
WT Fc Control
pH 6
pH 7.4
Concentration (nM)
Internal Target Occupancy
Mean Flourescence Intensity
VRDN-006
Efgartigimod
WT Fc Control
Concentration (nM)


Multi-Dose NHP Pharmacokinetics
Dose
VRDN-006 (20 mg/kg, IV)
Efgartigimod (20 mg/kg, IV)
Serum Concentration [µg/mL]
Time (Days)
Multi-Dose NHP Pharmacodynamics
Dose
IgG Response (%)
VRDN-006 (20 mg/kg, IV)
Efgartigimod (20 mg/kg, IV)
Vehicle
Time (Days)

Non-human primates (NHPs) were dosed with IV bolus of 20 mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle every 4 days for 4 doses.
Source: Viridian data on file.
IgG = Immunoglobulin G, IV = intravenous, NHP = non-human primate, PK = pharmacokinetics, WT Fc = wild type neonatal fragment.

59

VIRIDIAN

VRDN-006 Spares Albumin VRDN-006 Spares LDL Non-human primates (NHPs) were dosed with IV bolus of 20 mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle every 4 days for 4 doses. Source: Viridian data on file.  CFB = change from baseline, IV = intravenous, LDL = low-density lipoprotein, NHP = non-human primate. VRDN-006 spares albumin and LDL in multi-dose NHP study Dose Dose v

# A single dose of VRDN-008 demonstrated a longer half-life, deeper and more sustained reduction of IgG vs. efgartigimod



VRDN-008 Showed ~3x Longer Half-life Head-to-Head vs. Efgartigimod in NHPs
Concentration (µg/ml)
10000
100
1
0.01
0
7
14
21
28
35
42
Time (Days)
VRDN-008 (60 mg/kg, IV)
Efgartigimod (48.5 mg/kg, IV)
Efgartigimod levels were BLQ at Days 35 and 42



VRDN-008 Showed ~20% Deeper and More Sustained IgG Reduction Head-to-Head vs. Efgartigimod in NHPs
IgG Concentration
Mean % Change from Baseline
150
125
100
75
50
25
0
0
7
14
21
28
35
42
Time (Days)
VRDN-008 (60 mg/kg, IV)
Efgartigimod (48.5 mg/kg, IV)
Vehicle

Non-human primates (NHPs) were given equimolar doses of 60 mg/kg VRDN-008, 48.5 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle - all via IV bolus.
Source: Viridian data on file.
BLQ = below limit of quantification, IgG = Immunoglobulin G, IV = intravenous, NHP = non-human primate.

61
VIRIDIAN

VRDN-008 Spares Albumin VRDN-008 Spares LDL Non-human primates (NHPs) were given equimolar doses of 60 mg/kg VRDN-008, 48.5 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle - all via IV bolus. Source: Viridian data on file.  IV = intravenous, LDL = low-density lipoprotein, NHPs = non-human primates. A single dose of VRDN-008 spares albumin and LDL in NHPs v